SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549




                               FORM 8-K



                            CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)           May 30, 1997


                  Northern States Power Company
        (Exact name of registrant as specified in its charter)


                             Minnesota
            (State or other jurisdiction of incorporation)


       1-3034                                               41-0448030
(Commission File Number)                   (IRS Employer Identification No.)


   414 Nicollet Mall, Mpls, MN                                        55401
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code             612-330-5500



     (Former name or former address, if changed since last report)


Item 5.    Other Events

Attached as Exhibit 99.01 are the audited consolidated financial statements of NRG Energy, Inc. and its subsidiaries for the year ended December 31, 1996 and the related management's discussion and analysis.


Item 7.    Financial Statements and Exhibits

(c)  EXHIBITS


Exhibit
  No.            Description

 23.01           Consent of Independent Accountants

 99.01           Excerpts from NRG Energy, Inc. 1996
                 Annual Report to Shareholder:

                      Management's Discussion and Analysis

                      Consolidated Statements of Income

                      Consolidated Balance Sheets

                      Consolidated Statements of Cash Flows

                      Consolidated Statements of Stockholder's Equity

                      Notes to Consolidated Financial Statements

                      Report of Independent Accountants


                           SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Northern States Power Company
                                           (a Minnesota Corporation)

                                              /s/

                                           By
                                              Roger D. Sandeen
                                              Vice President and Controller




Dated: May 30, 1997



                             EXHIBIT INDEX

Method of        Exhibit
 Filing            No.      Description

  DT              23.01     Consent of Independent Accountants

  DT              99.01     Excerpts from NRG Energy, Inc. 1996
                            Annual Report to Shareholder:

                                 Management's Discussion and Analysis

                                 Consolidated Statements of Income

                                 Consolidated Balance Sheets

                                 Consolidated Statements of Cash Flows

                                 Consolidated Statements of Stockholder's
                                   Equity

                                 Notes to Consolidated Financial Statements

                                 Report of Independent Accountants


DT = Filed electronically with direct transmission of this Form 8-K.